SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A-2
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 24, 2006
Caneum, Inc.
(Exact Name of Registrant as Specified in Charter)

NEVADA	000-30874	33-0916900

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Newport Center Drive, Suite 220, Newport Beach, CA	92660

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 273-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 9.01 Financial Statements and Exhibits
SIGNATURES

EXPLANATORY NOTE
     This current report on Form 8-K/A-2 is being filed to correct typographical errors in the financial statements of Tier One Consulting, Inc. included in Form 8-K/A-1 filed with the Commission on June 12, 2006. Specifically, the “Accounts payable and other accrued expenses” line item amount on the Balance Sheet for December 31, 2004, was inadvertently designated on the “Bank overdraft” line item, and the “Depreciation and amortization” line item on the Statements of Cash Flows for December 31, 2005 and 2004, was inadvertently listed under the heading “Changes in operating assets and liabilities” instead of being listed under “Adjustments to reconcile net income to cash provided by (used in) operating activities.”
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
     The audited financial statements of Tier One Consulting, Inc. for the years ended December 31, 2005 and 2004 are included with this amended report.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Caneum, Inc.

Date: June 13, 2006	By	/s/ Gary Allhusen

Gary Allhusen, Executive Vice-President

2

TIER ONE CONSULTING, INC.
FINANCIAL STATEMENTS
FOR THE YEARS ENDED
DECEMBER 31, 2005 AND 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders
Tier One Consulting, Inc.
We have audited the accompanying balance sheets of Tier One Consulting, Inc., as of December 31, 2005 and 2004, and the related statements of income, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tier One Consulting, Inc. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
/s/ Mendoza Berger & Company, LLP

Mendoza Berger & Company, LLP
Irvine, California
May 26, 2006

TIER ONE CONSULTING, INC.
BALANCE SHEETS
DECEMBER 31, 2005 AND 2004

ASSETS

	2005	2004
Current assets:
Cash	$—	$9,605
Accounts receivable, net	1,038,070	679,159
Prepaid expenses and other current assets	10,131	8,221

Total current assets	1,048,201	696,985

Property and equipment, net (Note 3)	13,011	10,713
Website development costs, net (Note 4)	29,224	5,667
Deferred taxes (Note 9)	—	1,200
Stockholder loan	—	33,615

Total assets	$1,090,436	$748,180

LIABILITIES AND STOCKHOLDER’S EQUITY

	2005	2004
Current liabilities:
Bank overdraft	$89,789	$—
Accounts payable and other accrued expenses	324,587	277,611
Accrued salaries and bonuses	5,562	—
Line of credit (Note 5)	59,470	—
Income tax payable (Notes 1 and 9)	1,500	—
Deferred taxes (Note 9)	9,300	6,000
Note payable to stockholder (Note 6)	47,000	185,000
Other current liabilities	1,019	686

Total current liabilities	538,227	469,297

Commitments (Note 7)	—	—

Stockholders’ equity:
Common Stock, par value $0.0033, 1,000,000 shares authorized; 300,000 shares issued and outstanding	1,000	1,000
Retained earnings	551,209	277,883

Total stockholders’ equity	552,209	278,883

Total liabilities and stockholders’ equity	$1,090,436	$748,180

The accompanying notes are an integral part of these financial statements

TIER ONE CONSULTING, INC.
STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004
Revenues	$5,404,346	$3,802,162
Cost of services	3,407,445	2,260,068

Gross profit	1,996,901	1,542,094

General and administrative expenses	1,572,368	1,340,338

Income from operations	424,533	201,756

Other income (expense):
Interest income	—	1,230
Interest expense	—	(5,606)

Income before provision for income taxes	424,533	197,380

Income tax provision (Notes 1 and 9)	6,000	5,600

Net income	$418,533	$191,780

Basic and diluted earnings per share	$1.40	$1.16

Weighted average shares outstanding	300,000	165,835

The accompanying notes are an integral part of these financial statements

TIER ONE CONSULTING, INC.
STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	Common Stock			Total
	Number		Retained	Stockholder’s
	of Shares	Amount	Earnings	Equity
Balance, December 31, 2003 (unaudited)	3	$1,000	$96,575	$97,575
Three hundred thousand-for-three stock split, June 10, 2004	299,997	—	—	—
Distributions to stockholders	—	—	(10,472)	(10,472)

Net income	—	—	191,780	191,780

Balance, December 31, 2004	300,000	1,000	277,883	278,883
Distributions to stockholders	—	—	(145,207)	(145,207)

Net income	—	—	418,533	418,533

Balance, December 31, 2005	300,000	$1,000	$551,209	$552,209

The accompanying notes are an integral part of these financial statements

TIER ONE CONSULTING, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004
Cash flows provided by operating activities:
Net income	$418,533	$191,780
Adjustment to reconcile net income to cash provided by (used in) operating activities:
Payroll	—	27,776
Depreciation and amortization	14,231	7,088
Changes in operating assets and liabilities:
Accounts receivable and other receivables	(358,911)	(450,696)
Prepaid expenses and other assets	(1,910)	(4,056)
Accounts payable and other accrued expenses	47,309	220,914
Accrued salaries and bonuses	5,562	—
Deferred taxes	4,500	4,800
Income tax payable	1,500	—

Net cash provided (used) by operating activities	130,814	(2,394)

Cash flows used from investing activities:
Purchases of property and equipment	(8,086)	(6,468)
Software and website development costs	(32,000)	—
Stockholder loan	33,615	(33,615)

Net cash used by investing activities	(6,471)	(40,083)

Cash flows from financing activities:
Bank overdraft	89,789	—
Net borrowings under revolving line of credit	59,470	—
Proceeds from notes payable	—	55,000
Repayment of notes payable	(138,000)	(12,000)
Distributions to stockholders	(145,207)	(10,472)

Net cash provided (used) by financing activities	(133,948)	32,528

Net decrease in cash	(9,605)	(9,949)

Cash, beginning of year	9,605	19,554

Cash, end of year	$—	$9,605

The accompanying notes are an integral part of these financial statements

TIER ONE CONSULTING, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2005 and 2004

	2005	2004
Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$—	$5,606

Income taxes	$—	$800

TIER ONE CONSULTING, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 and 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business

Tier One Consulting, Inc. (the Company) was incorporated in California on March 17, 2003. The Company’s primary business is providing information technology consulting services to federal, state and local governments, public utilities, Fortune 1000 companies, and other large organizations.

Revenue Recognition

The Company recognizes revenues as professional services are performed, fee is fixed or determinable and collectibility is reasonably assured. The majority of these services are provided under “time and expenses” billing arrangements and revenues are recorded as work is performed. Revenues are also derived from short-term fixed fee contracts primarily with government agencies.

Property and Equipment

Property and equipment are stated at cost. Depreciation and amortization are calculated under the straight line method over the estimated useful lives ranging from three to five years.

Income Taxes

On March 18, 2003, the Company elected to be taxed as an “S” Corporation. Accordingly, the Company has not provided for federal income taxes since the income tax liability is that of the individual stockholders. The Company is subject to California state income tax, which is the greater of $800 or 1.5% of taxable income and, accordingly, a provision for such taxes has been included in the accompanying financial statements and as disclosed in Note 9.

Concentrations of Credit Risk

Financial instruments which potentially expose the Company to concentration of credit risk consist primarily of trade receivables.

The Company extends credit to its customers based upon an evaluation of the customers’ financial condition and credit history, and generally does not require collateral. Credit losses are provided for in the financial statements and consistently have been within management’s expectations.

TIER ONE CONSULTING, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 and 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Concentrations of Credit Risk (Continued)

The Company earned revenues from one (1) customer that represented approximately 36% and 36% of revenues for the years ended December 31, 2005 and 2004, respectively. The accounts receivable balance from this customer aggregated $440,487 and $165,873 at December 31, 2005 and 2004, respectively.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

Fair Value of Financial Instruments

The carrying amounts for the Company’s cash, accounts receivable, prepaid expenses and other current assets, accounts payable, accrued expenses, notes payable and other liabilities approximate their fair value.

2.	STOCKHOLDER LOAN

The Company had an unsecured loan receivable from one stockholder, which bore an interest rate of 4.25% and was due on demand. The balance at December 31, 2004 was $33,615. The loan was paid off as of December 31, 2005.

TIER ONE CONSULTING, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 and 2004

3.	PROPERTY AND EQUIPMENT

Property and equipment at December 31 consisted of the following:

	2005	2004
Computer equipment	$23,119	$15,032

Accumulated depreciation	10,108	4,319

	$13,011	$10,713

Depreciation expense for the years ended December 31, 2005 and 2004 was $5,789 and $3,088, respectively.

4.	CAPITALIZED WEBSITE DEVELOPMENT COSTS

The Company capitalizes certain website development costs and enhancements thereto. Such capitalized amounts are amortized commencing when the website is put into operation using the straight-line method over the remaining estimated useful life of the related website. The Company anticipates that the useful life of the website once put into full operation is 5 years. Although it is possible that management’s estimate for the future net realizable value could change in the near future, management is not currently aware of any events that would result in a change to its estimate which would be material to the Company’s financial position or its results of operations.

The amount of website development costs capitalized during the years ended December 31, 2005 and 2004, was $32,000 and $0, respectively. Amortization of website development costs charged to expense during the years ended December 31, 2005 and 2004, was $8,442 and $4,000, respectively.

5.	LINE OF CREDIT

The Company has an unsecured $60,000 line of credit with Wells Fargo Bank used to fund the Company’s short-term working capital requirements. The line of credit bears interest at “a reference rate”, as defined, minus 1% per annum. The balance is payable monthly and the line of credit has a maturity date of June 11, 2006 The line of credit is secured by substantially all of the assets of the Company and personally guaranteed by the Company’s stockholders. The line of credit was acquired by Caneum, Inc. when the Company was acquired in March 2006 (see Note 9). The outstanding balances under the line of credit were $59,470 and $0 at December 31, 2005 and 2004, respectively.

TIER ONE CONSULTING, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 and 2004

5.	LINE OF CREDIT (Continued)

Additionally, the Company executed a new $250,000 relationship ready credit agreement with Citibank on December 20, 2005. The agreement bears interest at the Wall Street Journal Prime Rate, plus 0.5% per annum. The agreement is secured by substantially all of the assets of the Company and is personally guaranteed by the Company’s stockholders. There was no outstanding balance under this agreement at December 31, 2005

6.	NOTE PAYABLE TO STOCKHOLDER

Note payable to stockholder is as follows:

	2005	2004
Unsecured note payable to Michael A. Willner bearing interest at 4.25%, payable on demand.	$47,000	$185,000

7.	COMMITMENTS

Lease Commitments

The Company leased its corporate office in Aliso Viejo, California under an operating lease that expired on May 31, 2006. Subsequently, the Company moved its corporate office to those occupied by the Company’s acquiror, Caneum Inc. in Newport Beach, California as described in Note 9. Because the lease was renewed on a quarterly basis after year-end 2005, there was no future minimum lease payment as of December 31, 2005.

Rent expense for the Company’s operating facility totaled $35,258 and $21,268 for 2005 and 2004, respectively.

8.	STOCKHOLDERS’ EQUITY

On June 10, 2004, the shareholders approved an increase in the issued and outstanding common stock from 3 shares to 300,000 shares, reduced the par value from $333.33 to $.003 per share, and approved a three-for-three hundred thousand common stock split. All references to per share amounts in the financial statements reflect the stock split.

TIER ONE CONSULTING, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 and 2004

9.	INCOME TAXES

The state income tax provision (benefit) at December 31 is summarized as follows:

	2005	2004
Current provision	$1,500	$800
Deferred provision	4,500	6,000
Deferred benefit	—	(1,200)

	$6,000	$5,600

The state income tax rate at December 31 is detailed below:

	2005	2004
Current provision	$0.004%	$0.002%
Deferred provision	1.496%	1.607%
Deferred benefit	—%	(0.109)%

	$1.500%	$1.500%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The significant differences between the carrying amounts relate to the use of the cash method by the Company for income tax purposes whose components primarily consist of accounts receivable, accounts payable and net operating loss carryforwards.

10.	SUBSEQUENT EVENTS

Purchase of Company by Caneum, Inc.

Effective March 28, 2006, 100% of the outstanding stock of the Company was purchased by Caneum, Inc. of Newport Beach, California, for $2,750,000 in cash. The purchase price may be lowered if the Company’s 2005 earnings before interest and taxes (“EBIT”) falls below $300,000. The two shareholders of record have executed employment agreements with Caneum, Inc. and will continue to manage the Company for a period of two years, automatically renewable on an annual basis thereafter, unless notice is given by either one.

TIER ONE CONSULTING, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 and 2004

10.	SUBSEQUENT EVENTS (Continued)

Purchase of Company by Caneum, Inc. (Continued)

The purchase price was allocated as follows:

Current assets	$1,048,201
Property and equipment	13,011
Other long-term assets	29,224
Current liabilities	(538,227)

Estimated fair value of tangible assets acquired	552,209

Goodwill and other intangible assets	2,197,791

$2,750,000

Caneum, Inc. has classified the excess of the purchase price over the estimated fair value of the tangible net assets acquired as goodwill as of December 31, 2005. Caneum, Inc. is in the process of analyzing the components of the intangible assets to determine the final purchase price allocation.